UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2026

BIOMX INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38762	82-3364020
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

850 New Burton Road, Suite 201, Dover, DE 19904

(Address of principal executive offices)

972 52 437 4900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PHGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 10, 2026, BiomX Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) to vote on the proposals set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 25, 2026. As of the close of business on March 23, 2026, the record date for the Special Meeting, there were (i) 6,543,516 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) outstanding and entitled to an aggregate of 6,543,516 votes. Holders of the Company’s Common Stock with a total aggregate voting power of 3,409,604 votes were present in person or represented by proxy at the Special Meeting. There were no broker non-votes at the Special Meeting because under applicable rules, all proposals presented at the Special Meeting were considered non-routine matters.

The matters described below were submitted to a vote of the holders of the Company’s Common Stock at the Special Meeting. Each proposal is described in detail in the Company’s Proxy Statement. All proposals were approved by the Company’s stockholders.

1.	Proposal to approve the BiomX Inc. 2026 Equity Incentive Plan, which provides for the issuance of up to 1,390,000 shares of Common Stock, with an annual automatic increase (of 4% of the total number of shares of Common Stock outstanding on December 31 of the preceding calendar year for a period of ten (10) years.

For	Against	Abstain
3,395,917	5,009	8,678

2.	Approval of a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal No. 1 .

For	Against	Abstain
3,395,917	5,009	8,678

No adjournment of the Special Meeting was necessary. The results reported above are final voting results.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMX INC.

Date: April 10, 2026	By:	/s/ Michael Oster
	Name:	Michael Oster
	Title:	Chief Executive Officer

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